3Q18 Earnings Presentation & Penn Virginia Combination Update November 8, 2018 N Y S E : D N R w w w . d e n b u r y . c o m

Agenda ● Introduction — John Mayer, Director of Investor Relations ● Overview and Operational Update — Chris Kendall, President & Chief Executive Officer ● Financial Review — Mark Allen, Executive Vice President & Chief Financial Officer ● Denbury & Penn Virginia Combination Discussion — Chris Kendall, President & Chief Executive Officer N Y S E : D N R 2 w w w . d e n b u r y . c o m

Cautionary Statements No Offer or Solicitation This presentation relates in part to a proposed business combination transaction (the “Transaction”) between Denbury Resources Inc. (“Denbury”) and Penn Virginia Corporation (“Penn Virginia”). This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Important Additional Information In connection with the Transaction, Denbury will file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, that will include a joint proxy statement of Denbury and Penn Virginia and a prospectus of Denbury. The Transaction will be submitted to Denbury’s stockholders and Penn Virginia’s stockholders for their consideration. Denbury and Penn Virginia may also file other documents with the SEC regarding the Transaction. The definitive joint proxy statement/prospectus will be sent to the stockholders of Denbury and shareholders of Penn Virginia. This document is not a substitute for the registration statement and joint proxy statement/prospectus that will be filed with the SEC or any other documents that Denbury or Penn Virginia may file with the SEC or send to stockholders of Denbury or Penn Virginia in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF DENBURY AND PENN VIRGINIA ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by Denbury or Penn Virginia through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Denbury will be made available free of charge on Denbury’s website at www.denbury.com or by directing a request to John Mayer, Director of Investor Relations, Denbury Resources Corporation, 5320 Legacy Drive, Plano, TX 75024, Tel. No. (972) 673-2383. Copies of documents filed with the SEC by Penn Virginia will be made available free of charge on Penn Virginia’s website at www.pennvirginia.com, under the heading “SEC Filings,” or by directing a request to Investor Relations, Penn Virginia Corporation, 16285 Park Ten Place, Suite 500, Houston, TX 77084, Tel. No. (713) 722-6540. Participants in the Solicitation Denbury, Penn Virginia and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Transaction. Information regarding Denbury’s directors and executive officers is contained in the proxy statement for Denbury’s 2018 Annual Meeting of Stockholders filed with the SEC on April 12, 2018, and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at http://www.sec.gov or by accessing Denbury’s website at www.denbury.com. Information regarding Penn Virginia’s executive officers and directors is contained in the proxy statement for Penn Virginia’s 2018 Annual Meeting of Stockholders filed with the SEC on March 28, 2018, and its Current Report on Form 8-K filed on September 12, 2018. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Penn Virginia’s website at www.pennvirginia.com. Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Transaction by reading the joint proxy statement/prospectus regarding the Transaction when it becomes available. You may obtain free copies of this document as described above. N Y S E : D N R 3 w w w . d e n b u r y . c o m

Cautionary Statements (Cont.) Forward-Looking Statements and Cautionary Statements: The following slides contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Denbury or Penn Virginia expects, believes or anticipates will or may occur in the future are forward- looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward- looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the advantages of the proposed Transaction, and conducting EOR in the Eagle Ford formations held by Penn Virginia, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance including Future years’ combined production levels, operating cash flow and development capital, the EOR potential in the Eagle Ford for recoverable reserve, EUR increases, EOR well capex and projected performance of EOR wells. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of Denbury may not approve the issuance of new shares of common stock in the Transaction or the amendment of Denbury’s charter or that shareholders of Penn Virginia may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all, the risk that any announcements relating to the Transaction could have adverse effects on the market price of Denbury’s common stock or Penn Virginia’s common stock, the risk that the Transaction and its announcement could have an adverse effect on Denbury’s and Penn Virginia’s operating results and businesses generally, or cause them to incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Denbury’s or Penn Virginia’s control, including those detailed in Denbury’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at www.denbury.com and on the SEC’s website at http://www.sec.gov, and those detailed in Penn Virginia’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Penn Virginia’s website at www.pennvirginia.com and on the SEC’s website at http://www.sec.gov. All forward-looking statements are based on assumptions that Denbury or Penn Virginia believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Denbury and Penn Virginia undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Statement Regarding Non-GAAP Financial Measures: This presentation also contains certain non-GAAP financial measures including adjusted cash flows from operations and adjusted EBITDAX. Any non-GAAP measure included herein is accompanied by a reconciliation to the most directly comparable U.S. GAAP measure along with a statement on why the Company believes the measure is beneficial to investors, which statements are included at the end of this presentation. Note to U.S. Investors: Current SEC rules regarding oil and gas reserves information allow oil and gas companies to disclose in filings with the SEC not only proved reserves, but also probable and possible reserves that meet the SEC’s definitions of such terms. We disclose only proved reserves in our filings with the SEC. Denbury’s proved reserves as of December 31, 2016 and December 31, 2017 were estimated by DeGolyer and MacNaughton, an independent petroleum engineering firm. In this presentation, we may make reference to probable and possible reserves, some of which have been estimated by our independent engineers and some of which have been estimated by Denbury’s internal staff of engineers. In this presentation, we also may refer to estimates of original oil in place, resource or reserves “potential,” barrels recoverable, “risked” and “unrisked” resource potential, estimated ultimate recovery (EUR) or other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible (2P and 3P reserves), include estimates of resources that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. These estimates, as well as the estimates of probable and possible reserves, are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to substantially greater risk. N Y S E : D N R 4 w w w . d e n b u r y . c o m

Overview & Operational Update Chris Kendall N Y S E : D N R 5 w w w . d e n b u r y . c o m

Operating Margin Improvement 88% of oil price change contributed to higher Operating Margin $69.73 $66.57 Revenue per BOE(1) $46.67 $39.04 $40.76 Operating Margin per BOE(2) $20.38 Marketing, Transportation and Taxes $5.07 $6.19 $6.47 Lifting Cost per BOE $22.50 $21.22 $21.34 3Q17 2Q18 3Q18 Revenue per BOE(1) $46.67 $66.57 $69.73 Lifting Cost per BOE $21.22 $21.34 $22.50 Marketing, Transportation and Taxes per BOE $5.07 $6.19 $6.47 Operating Margin per BOE(2) $20.38 $39.04 $40.76 1) Revenues exclude gain/loss on derivative settlements. 2) Operating margin calculated as revenues less lifting cost, marketing, transportation and taxes. N Y S E : D N R 6 w w w . d e n b u r y . c o m

Mission Canyon – Building on Recent Success

Denbury

Mission Canyon Exploitation

- Added 2nd rig in late 3Q
- Successful test at Cabin Creek with 24 hour rate >1000 BOPD
  - Potential to add up to 5 additional Cabin Creek locations
- Began delineation of Pennel-Coral Creek accumulation
  - Tested southern extent at Coral Creek
    - Encountered increased fracturing relative to Pennel resulting in anomalous water rates; currently preparing to run diagnostic logs
- Current activities:
  - Completing down-dip Pennel well
  - Preparing to rig down from Cedar Creek initial test well and begin completion
- Plan to test Little Beaver Mission Canyon accumulation and Cabin Creek Charles B prospects in late 2018



Cedar Creek Anticline
South Pine
Cabin Creek
Monarch
Pennel
Coral Creek
Little Beaver
Cedar Creek
East Lookout Butte
Montana
North Dakota
Well 6 (Oct 18)
Wells 2/3 (Apr 18)
1 well
Well 1 (Dec 17)
1 well
Wells 4/5 (Oct 18)
1 well
1 well
Planned wells 4Q18
Previously drilled wells
Areas with Mission Canyon development potential

Note: See "Note" on slide 4 related to the forward-looking information included on this slide.

NYSE:DNR 7 www.denbury.com

Production by Area & 2018 Guidance Average Daily Production (BOE/d) 2018 Production Guidance (BOE/d) Field 3Q18 2Q18 3Q17 YTD 2018 Delhi 4,383 4,391 4,619 4,315 Hastings 5,486 5,716 4,867 5,634 Heidelberg 4,376 4,330 4,927 4,384 60,100 - 60,600 Oyster Bayou 4,578 4,961 4,870 4,863 59,181 Tinsley 5,294 5,755 6,506 5,698 Bell Creek 3,970 4,010 3,406 4,010 Salt Creek 2,274 2,049 2,228 2,109 Other tertiary 246 142 19 149 Mature area(1) 6,612 6,725 6,893 6,687 Total tertiary production 37,219 38,079 38,335 37,849 Gulf Coast non-tertiary 5,992 6,236 5,394 5,975 Cedar Creek Anticline 14,208 15,742 14,535 14,795 Other Rockies non-tertiary 1,409 1,490 1,514 1,461 Total non-tertiary production 21,609 23,468 21,443 22,231 Total continuing production 58,828 61,547 59,778 60,080 Property divestiture(2) 353 447 550 420 3Q18 2018E Total production 59,181 61,994 60,328 60,500 1) Mature area includes Brookhaven, Cranfield, Eucutta, Little Creek, Mallalieu, Martinville, McComb, and Soso fields. 2) Includes tertiary and non-tertiary production from Lockhart Crossing Field, which closed in the third quarter of 2018. N Y S E : D N R 8 w w w . d e n b u r y . c o m

Analysis of Total Operating Costs Total Operating Costs $ per BOE 3Q18 2Q18 3Q17 YTD 2018 ($MM) ($/BOE) ($MM) ($/BOE) ($MM) ($/BOE) ($MM) ($/BOE) CO2 Costs $14 $2.63 $16 $2.92 $18 $3.22 $48 $2.88 Power & Fuel 34 6.31 35 6.19 34 6.18 106 6.39 Labor & Overhead 38 6.99 37 6.47 35 6.24 109 6.61 Repairs & Maintenance 6 1.09 5 0.91 4 0.76 15 0.93 Chemicals 6 1.17 6 1.05 6 1.01 18 1.07 Workovers 17 3.20 12 2.21 13 2.26 45 2.74 Other 8 1.11 9 1.59 5 1.07 20 1.25 Total Normalized LOE $123 $22.50 $120 $21.34 $115 $20.74 $361 $21.87 Special or Unusual Items(1) — — — — 3 0.48 — — Total LOE $123 $22.50 $120 $21.34 $118 $21.22 $361 $21.87 1) Special or unusual items consist of cleanup and repair costs associated with Hurricane Harvey ($3MM) in 3Q17. N Y S E : D N R 9 w w w . d e n b u r y . c o m

2018 Watch List


1H18
2H18
Development
Oyster Bayou Facility Expansion
Bell Creek Phase 5 Response
West Yellow Creek Response
CCA EOR Investment Decision
Grieve Field Startup
Delhi Tuscaloosa Infill
Exploitation
Cedar Creek Anticline (Mission Canyon)
Tinsley (Perry)
Tinsley (Cotton Valley)
Hartzog Draw Deep
Financial
Houston Surface Acreage Sales
Extend Bank Line & Maintain Liquidity

A Foundation of Strong Execution

Safety & Environment | Value Culture | Project Delivery | Capital Discipline | Reservoir Management

NYSE:DNR 10 www.denbury.com

Financial Review Mark Allen N Y S E : D N R 11 w w w . d e n b u r y . c o m

Recent Debt Transactions Further Improve Leverage Profile Net Debt Principal Reduction Since 12/31/14 9/30/18 Debt Maturity Profile (In millions) RECENT TRANSACTIONS (In millions) Over $1 Billion Net Debt Reduction » Amended and Extended Bank Credit $553 million of bank line Facility to Dec. 2021 availability at 9/30/18 after LOCs $3,548 » Issued $450 million of New 7½% Sr. $395 Secured 2nd Lien Notes; Proceeds Used to Fully Repay Credit Facility $324 $2,514 $2,475 $204 $194 ACCOMPLISHMENTS $415 $315 $202 » Extended Credit Facility Maturity to Dec. 2021 and Streamlined Bank $1,521 Group $2,852 $1,071 » Extended Overall Debt Maturity $615 Profile $456 $450 $308 $826 $826 » Maintained Same Access to $(23) $- $(67) Liquidity, $615 Million Undrawn Credit Facility 12/31/14 6/30/18 9/30/18 2018 2019 2020 2021 2022 2023 2024 Sr. Secured Bank Credit Facility Cash & Cash Equivalents Pipeline / Capital Lease Debt Sr. Subordinated Notes Sr. Secured 2nd Lien Notes N Y S E : D N R 12 w w w . d e n b u r y . c o m

Significantly Improving Leverage Metrics TTM Leverage Ratio 3Q18 Annualized Leverage Ratio Trailing 12 months Trailing 12 months 3Q18 3Q18 in millions (incl. hedges) (excl. hedges) (incl. hedges) (excl. hedges) Adjusted EBITDAX(1) $601 $760 $148 $210 3Q18 Annualized 593 839 9/30/18 Net Debt Principal(2) 2,475 2,475 2,475 2,475 Debt/Adjusted EBITDAX(1) 4.1x 3.3x 4.2x 2.9x 1) A non-GAAP measure. See press release attached as Exhibit 99.1 to the Form 8-K filed November 8, 2018 for additional information, as well as slide 31 indicating why the Company believes this non-GAAP measure is useful for investors. 2) Total debt principal balance as of September 30, 2018 is net of cash & cash equivalents. N Y S E : D N R 13 w w w . d e n b u r y . c o m

NYMEX Oil Differential Summary Another quarter of company-wide positive differential to NYMEX NYMEX Oil Differentials $ per barrel 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Tertiary oil fields $(1.07) $(0.21) $2.27 $1.61 $0.54 $2.37 Gulf Coast region (1.01) (0.10) 2.84 1.87 0.85 3.01 Rocky Mountain region (1.75) (0.83) (1.09) 0.22 (1.10) (0.86) Cedar Creek Anticline (1.93) (0.96) (0.57) (0.11) (0.67) (0.31) Denbury totals $(1.16) $(0.34) $1.70 $1.29 $0.39 $1.84 During 3Q18, ~60% of our crude oil was based on, or partially tied to, the LLS index price N Y S E : D N R 14 w w w . d e n b u r y . c o m

Hedge Positions – as of November 7, 2018

Denbury

		Detail as of November 7, 2018	2018 2H	2019 1H	2019 2H	2020 1H	2020 2H
Fixed Price Swaps	WTI NYMEX	Volumes Hedged (Bbls/d)	15,500	–	–	–	–
		Swap Price[1]	$50.13	–	–	–	–
		Volumes Hedged (Bbls/d)	5,000	3,500	–	–	–
		Swap Price[1]	$56.54	$59.05	–	–	–
	Argus LLS	Volumes Hedged (Bbls/d)	5,000	4,000	4,000	–	–
		Swap Price[1]	$60.18	$71.40	$71.40	–	–
3-Way Collars	WTI NYMEX	Volumes Hedged (Bbls/d)	15,000	8,500	12,000	–	–
		Sold Put Price/Floor Price/Ceiling Price[1][2]	$36.50/$46.50/$53.88	$47/$55/$66.71	$47/$55/$66.23	–	–
		Volumes Hedged (Bbls/d)	–	10,000	10,000	1,000	1,000
		Sold Put Price/Floor Price/Ceiling Price[1][2]	–	$50.40/$58.40/$72.69	$50.40/$58.40/$72.69	$50/$60/$82.50	$50/$60/$82.50
	Argus LLS	Volumes Hedged (Bbls/d)	–	3,000	3,000		
		Sold Put Price/Floor Price/Ceiling Price[1][2]	–	$54/$62/$78.50	$54/$62/$78.50		
		Volumes Hedged (Bbls/d)	–	2,500	2,500	1,000	1,000
		Sold Put Price/Floor Price/Ceiling Price[1][2]	–	$55.60/$64.40/$81.65	$55.60/$64.40/$81.65	$55/$65/$86.80	$55/$65/$86.80
		Total Volumes Hedged	40,500	31,500	31,500	2,000	2,000

1) Averages are volume weighted.
2) If oil prices were to average less than the sold put price, receipts on settlement would be limited to the difference between the floor price and sold put price.

NYSE:DNR 15 www.denbury.com

Selected Expense Line Items 3Q18 2Q18 YTD 2018 In millions, unless otherwise noted ($) ($/BOE) ($) ($/BOE) ($) ($/BOE) Lease operating expenses(1) $123 $22.50 $120 $21.34 $361 $21. 87 General and administrative expenses 22 3.96 19 3.44 61 3.71 Interest expense (net of amounts capitalized) 19 3.40 16 2.87 52 3.15 DD&A 51 9.43 53 9.38 157 9.49 Components of Interest Expense (in millions) 3Q18 2Q18 YTD 2018 Cash interest(2) $47 $46 $139 Less: interest on Senior Secured Notes and Convertible Senior (21) (22) (65) Notes not reflected as interest for financial reporting purposes Noncash interest expense 3 1 5 Less: capitalized interest (10) (9) (27) Interest expense, net $19 $16 $52 1) See slide 9 for additional detail on lease operating expenses. 2) Cash interest is presented on an accrual basis and includes interest which is paid semiannually on the Company's 9% Senior Secured Second Lien Notes due 2021, 9¼% Senior Secured Second Lien Notes due 2022, 5% Convertible Senior Notes due 2023 and 3½% Convertible Senior Notes due 2024, most of which is accounted for as debt and therefore not reflected as interest for financial reporting purposes. N Y S E : D N R 16 w w w . d e n b u r y . c o m

Denbury & Penn Virginia Combination Discussion Chris Kendall N Y S E : D N R 17 w w w . d e n b u r y . c o m

The Combination of Denbury & Penn Virginia

Denbury

A Unique Energy Business

- Meaningful production growth while generating significant free cash flow
- Balanced blend of enhanced oil recovery (EOR), conventional and oil rich shale assets
- Industry leader in EOR

Sustained Growth with Upside

- Large inventory of short-cycle Eagle Ford locations
- Significant EOR potential, including opportunity to expand EOR platform to Eagle Ford

Enhanced Financial Strength

- Top tier operating margins
- Decreased leverage reduces long-term cost of capital
- Free cash flow profile provides capital utilization optionality


Rocky Mountain Region
Combined Pro Forma Highlights
3Q18 Production
82 MBOE/d
91% Oil
YE17 Proved O&G Reserves
343 MMBOE
Gulf Coast Region
Plano HQ
Penn Virginia Acreage
Denbury Owned Fields
CO_2 Sources
Current Pipelines
Planned Pipelines

NYSE:DNR 18 www.denbury.com

Up to 140 MMBO EOR Potential on PVAC Acreage

Denbury

Significantly de-risked through more than 25 projects covering ~200 wells

Gonzales County EOR focus with 12 projects

- Successful peer projects immediately offsetting PVA acreage, focused on oil window
- Projected EUR increases of 30% – 70+% over primary recovery
  - Potential 60 MMBO to 140 MMBO recoverable through EOR on PVAC acreage

Currently estimated $1-1.5MM aggregated EOR capex per well

EOR process proven to be commercial, optimization opportunities still abundant


Legend
EOR Projects

NYSE:DNR 19 www.denbury.com

Applying Leading EOR Capabilities to the Eagle Ford Gonzales County Pilot Primary and EOR Oil Production 14,000 EOR Production The EOR Process EOR Forecast 12,000 Primary Production • Primary forecast Rich hydrocarbon gas or CO2 is injected into a producing well and is 10,000 allowed to soak for a period before the well is returned to production 8,000 • While all projects to date have used rich hydrocarbon gas, 6,000 simulation work indicates that CO2 should provide greater recovery 4,000 • Planning to conduct both CO and rich hydrocarbon gas pilots bopd Wells), (9 Rate Oil Gross 2 2,000 • For example, a 1-2 month injection period could be followed by several - weeks of soaking and then a 2-4 month producing period 2012 2014 2016 2018 2020 2022 2024 2026 2028 Gonzales County EOR Pilot • The cycle is repeated over multiple years until incremental recovery Primary and EOR Recovery reaches an economic limit 9,000 8,000 7,000 Oil production in enhanced through several processes 3.3 MMBO 6,000 66% incremental • Injected gas provides lift energy to depleted wells 5,000 MBbls 4,000 • The gas is miscible with oil, reducing viscosity and swelling the oil 3,000 • Gas will adsorb onto the shale that it contacts, expelling oil from the 2,000 shale 1,000 - 2010 2012 2014 2016 2018 2020 2022 2024 2026 2028 N Y S E : D N R 20 w w w . d e n b u r y . c o m

Eagle Ford is Ideally Suited for EOR

Denbury

Drivers of EOR	Penn Virginia's Eagle Ford	Niobrara	Bakken	Permian
Completion Complexity & Contact Area for Miscible Gas	✓ 2,500 lb/ft fracs	× 1,200 lb/ft fracs	× 1,500 lb/ft fracs	✓ 2,000 lb/ft fracs
Geology	✓ Homogenous	× Fractured	× Sandstone	× Heterogenous
Horizontal Gas Containment	✓ Low Permeability	× Medium Permeability	× High Permeability	× Medium/High Permeability
Vertical Gas Containment	✓	×	×	×
Play Maturity	✓	×	✓	×
Industry EOR Development	✓	×	×	×

NYSE:DNR 21 www.denbury.com

Historic Eagle Ford EOR Project Performance Eagle Ford EOR Projects Gonzales County Oil Window Normalized to EOR Start Date 11,000 10,000 Pre EOR EOR 6000 BOPD 9,000 • 8 Gonzales County Projects with Long term Performance ~ 2.5X 8,000 • 6,000 BOPD incremental from EOR from 88 Incremental wells 7,000 Production • Average incremental production per well of 40 – 110 BOPD Rate 6,000 BOPD 5,000 4,000 3,000 2,000 1,000 0 -3 -1 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 Months from Start of EOR Project A Project B Project C Project D Project E Project F Project G Project H N Y S E : D N R 22 w w w . d e n b u r y . c o m

Penn Virginia Acreage EOR Timeline Estimate

- Eagle Ford stands out amongst other oily unconventional plays as the best EOR candidate
  - Good containment of injected fluid
  - Miscible across wide range of the oil window
  - ~1,000 wells expected on Penn Virginia acreage over field life
- De-risked by offset operators
  - Progressed from pilot stage to development stage
  - Significant opportunity to optimize process and accelerate development

Phase 1	Phase 2	Phase 3
Laboratory testing, pilot planning and facility scoping	Multiple infield pilots across oil window, including CO_2 evaluation	Initiate full scale development
4Q18- 3Q19	2H19- 2020	2021+

NYSE:DNR 23 www.denbury.com

Preliminary Combined Pro Forma Estimates

Denbury

Estimates thru 2020 assuming \$60 – \$70 WTI oil price

- >10% annual production growth
- 85% – 90% oil production mix
- Top-tier operating margins
- Significant free cash flow generation
- Targeting ~2.0x or lower Debt / EBITDAX by end of 2020
- 2019 capital assumes ~\$150 MM for CCA pipeline



Average Daily Production
(BOE/d)
82,600 – 83,600
92,000 – 100,000
104,000 – 112,000
Estimated 2018
Estimated 2019
Estimated 2020



Operating Cash Flow(1)
(in billions)
~\$0.7
\$0.9 – \$1.2
\$1.0 – \$1.4
Estimated 2018
Estimated 2019
Estimated 2020



Development Capital(2)
(in billions)
~\$0.7
\$0.9 – \$1.0
\$0.7 – \$0.8
Estimated 2018
Estimated 2019
Estimated 2020

1) Cash flow before working capital, net of ~\$85 million interest treated as debt in Denbury's financial statements, and excluding transaction costs.
2) Excludes capitalized interest and acquisitions/divestitures.

Note: The preliminary combined pro forma estimates are estimates based on assumptions that Denbury deems reasonable as of the date of this presentation. However, such assumptions are inherently uncertain and difficult or impossible to predict or estimate and many of them are beyond Denbury's control. The preliminary combined pro forma estimates also reflect assumptions regarding the continuing nature of certain business decisions that, in reality, would be subject to change. Future results of Denbury or Penn Virginia may differ, possibly materially, from the preliminary combined pro forma estimates.

NYSE:DNR 24 www.denbury.com

Uncommon Company, Extraordinary Potential

Denbury

✓ – Enhanced with Penn Virginia Combination

✓ Extreme Oil Gearing	» Industry Leading Oil Weighting » Favorable Crude Quality & High Exposure to LLS Pricing » Top Tier Operating Margin & Significant Free Cash Flow
✓ Operating Advantages	» Blend of EOR, Conventional and Oil-rich Shale Assets » Broad EOR experience base and technical strength » Vertically Integrated CO_2 Supply and Infrastructure » Operating Outside Constrained Basins
✓ Significant Organic Growth Potential	» Meaningful Production Growth » Large Inventory of Short-Cycle Eagle Ford Locations » Significant EOR Development Potential
✓ Rapidly De-Levering	» Strong Liquidity » Enhanced Credit Profile » No Near-Term Debt Maturities

NYSE:DNR 25 www.denbury.com

Q&A N Y S E : D N R 26 w w w . d e n b u r y . c o m

Appendix N Y S E : D N R 27 w w w . d e n b u r y . c o m

Reconciliation of Adjusted Net Income Reconciliation of Net Income (GAAP Measure) to Adjusted Net Income (Non-GAAP Measure)(1) 3Q18 2Q18 YTD 2018 Per Diluted Per Diluted Per Diluted In millions, except per-share data Amount Amount Amount Share Share Share Net income (GAAP measure) $78 $0.17 $30 $0.07 $148 $0.33 Adjustments to reconcile to adjusted net income (non-GAAP measure) Noncash fair value adjustments on commodity derivatives (17) (0.04) 41 0.09 40 0.09 Other adjustments 1 0.00 0 0.00 4 0.01 Estimated income taxes on above adjustments to net income and other discrete tax items (3) 0.00 (10) (0.03) (18) (0.05) Adjusted net income (non-GAAP measure)(1) $59 $0.13 $61 $0.13 $174 $0.38 Weighted-average shares outstanding Basic 451.3 433.5 426.0 Diluted 458.5 457.2 455.9 1) See press release attached as exhibit 99.1 to the Form 8-K filed November 8, 2018 for additional information indicating why the Company believes this non-GAAP measure is useful for investors. N Y S E : D N R 28 w w w . d e n b u r y . c o m

3Q18 Selected Financial Highlights In millions 3Q18 2Q18 YTD 2018 Reconciliation of Cash Flows from Operations (GAAP Measure) to Adjusted Cash Flows from Operations (Non-GAAP Measure)(1) Cash flows from operations (GAAP measure) $148 $154 $394 Net change in assets and liabilities relating to operations (13) (20) 0 Adjusted cash flows from operations (non-GAAP measure)(1) $135 $134 394 Interest payments treated as debt reduction (22) (21) (65) Adjusted cash flows from operations less interest treated as debt reduction (non-GAAP measure)(1) $113 $113 $329 Revenues and Commodity Derivative Settlements Revenues $388 $382 $1,118 Payment on settlements of commodity derivatives (62) (55) (150) Revenues and commodity derivative settlements combined $326 $327 $968 Realized Oil Prices Average realized oil price per barrel (excluding derivative settlements) $71.44 $68.24 $67.99 Average realized oil price per barrel (including derivative settlements) $59.78 $58.23 $58.63 1) A non-GAAP measure. See press release attached as exhibit 99.1 to the Form 8-K filed November 8, 2018 for additional information indicating why the Company believes this non-GAAP measure is useful for investors. N Y S E : D N R 29 w w w . d e n b u r y . c o m

Pro Forma Combined Capital Structure Financing Commitment Letter from JP Morgan Chase • $1.2 billion new senior secured bank credit facility • $0.4 billion senior secured 2nd lien bridge loan Est. Pro Forma for (1) In millions, as of 9/30/18, unless otherwise noted Transaction Bank Credit Facility $─ $283 $483 Second Lien Notes / Term Loan 1,521 200 1,921 Pipeline Financings / Capital Lease Obligations 194 ─ 194 Senior Subordinated Notes 826 ─ 826 Total Debt $2,541 $483 $3,424 Liquidity and Credit Statistics Availability under credit facility $553 $654 3Q18 Annualized EBITDAX 593 $340 933 3Q18 Annualized EBITDAX (excluding hedge 839 401 1,240 settlements) (2) Net Debt /EBITDAX 4.2x 1.4x 3.6x (2) Net Debt /EBITDAX (excluding hedge settlements) 2.9x 1.2x 2.7x 1) Pro forma adjustments reflect $400 million cash outlay for the transaction, excluding fees and expenses. 2) Net debt balances are net of cash and cash equivalents of $67 million and $8 million for DNR and PVAC, respectively. N Y S E : D N R 30 w w w . d e n b u r y . c o m

Non-GAAP Measures

Denbury

Reconciliation of net income (GAAP measure) to adjusted EBITDAX (non-GAAP measure)

	2017		2018			
In millions	Q4	FY	Q1	Q2	Q3	TTM
Net income (GAAP measure)	**$127**	**$163**	**$40**	**$30**	**$78**	**$275**
Adjustments to reconcile to Adjusted EBITDAX						
Interest expense	23	99	17	16	19	75
Income tax expense (benefit)	(134)	(117)	14	9	16	(95)
Depletion, depreciation, and amortization	53	207	52	53	51	209
Noncash fair value adjustments on commodity derivatives	78	29	15	41	(17)	117
Stock-based compensation	3	15	3	3	4	13
Noncash, non-recurring and other[1]	7	25	1	1	(3)	6
Adjusted EBITDAX (non-GAAP measure)	**$157**	**$421**	**$142**	**$153**	**$148**	**$600**

1) Excludes proforma adjustments related to qualified acquisitions or dispositions under the Company's senior secured bank credit facility.

Adjusted EBITDAX is a non-GAAP financial measure which management uses and is calculated based upon (but not identical to) a financial covenant related to "Consolidated EBITDAX" in the Company's senior secured bank credit facility, which excludes certain items that are included in net income, the most directly comparable GAAP financial measure. Items excluded include interest, income taxes, depletion, depreciation, and amortization, and items that the Company believes affect the comparability of operating results such as items whose timing and/or amount cannot be reasonably estimated or are non-recurring. Management believes Adjusted EBITDAX may be helpful to investors in order to assess the Company's operating performance as compared to that of other companies in its industry, without regard to financing methods, capital structure or historical costs basis. It is also commonly used by third parties to assess leverage and the Company's ability to incur and service debt and fund capital expenditures. Adjusted EBITDAX should not be considered in isolation, as a substitute for, or more meaningful than, net income, cash flow from operations, or any other measure reported in accordance with GAAP. Adjusted EBITDAX may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDAX, EBITDAX or EBITDA in the same manner.

NYSE:DNR 31 www.denbury.com

Non-GAAP Measures (Cont.)

Denbury

Reconciliation of net income (GAAP measure) to adjusted cash flows from operations (non-GAAP measure) to cash flows from operations (GAAP measure)

	2017					2018		
In millions	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3
Net income (GAAP measure)	**$22**	**$14**	**$0**	**$127**	**$163**	**$40**	**$30**	**$78**
Adjustments to reconcile to adjusted cash flows from operations								
Depletion, depreciation, and amortization	51	51	52	53	208	52	53	51
Deferred income taxes	35	16	(15)	(132)	(96)	15	10	18
Stock-based compensation	4	5	3	3	15	3	3	4
Noncash fair value adjustments on commodity derivatives	(52)	(22)	25	78	30	15	41	(17)
Other	2	1	3	5	9	0	(3)	1
Adjusted cash flows from operations (non-GAAP measure)	**$62**	**$65**	**$68**	**$134**	**$329**	**$125**	**$134**	**$135**
Net change in assets and liabilities relating to operations	(38)	(12)	(2)	(10)	(62)	(33)	20	13
Cash flows from operations (GAAP measure)	**$24**	**$53**	**$66**	**$124**	**$267**	**$92**	**$154**	**$148**

Adjusted cash flows from operations is a non-GAAP measure that represents cash flows provided by operations before changes in assets and liabilities, as summarized from the Company's Consolidated Statements of Cash Flows. Adjusted cash flows from operations measures the cash flows earned or incurred from operating activities without regard to the collection or payment of associated receivables or payables. Management believes that it is important to consider this additional measure, along with cash flows from operations, as it believes the non-GAAP measure can often be a better way to discuss changes in operating trends in its business caused by changes in production, prices, operating costs and related factors, without regard to whether the earned or incurred item was collected or paid during that period.

NYSE:DNR 32 www.denbury.com